Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Commitments and Contingencies

10. Commitments and Contingencies

Litigation

The Company and its affiliates are involved in litigation in addition to the actions noted below, arising in the normal course of business. In the opinion of management, such litigation will not have a material effect on the Company’s financial condition, results of operations or cash flows.

Matters Related to Wynn Resorts, Limited

Determination of Unsuitability and Redemption of Aruze USA, Inc. and Affiliates and Related Matters

On February 18, 2012, Wynn Resorts’ Gaming Compliance Committee concluded a year-long investigation after receiving an independent report by Freeh, Sporkin & Sullivan, LLP (the “Freeh Report”) detailing a pattern of misconduct by Aruze USA, Inc., at the time a stockholder of Wynn Resorts, Universal Entertainment Corporation, Aruze USA, Inc.’s parent company, and Kazuo Okada, the majority shareholder of Universal Entertainment Corporation, who is also a member of Wynn Resorts’ Board of Directors and was at the time a director of Wynn Macau, Limited. The factual record presented in the Freeh Report included evidence that Aruze USA, Inc., Universal Entertainment Corporation and Mr. Okada had provided valuable items to certain foreign gaming officials who were responsible for regulating gaming in a jurisdiction in which entities controlled by Mr. Okada were developing a gaming resort. Mr. Okada has denied the impropriety of such conduct to members of the Board of Directors of Wynn Resorts and Mr. Okada has refused to acknowledge or abide by Wynn Resorts’ anti-bribery policies.

Based on the Freeh Report, the Board of Directors of Wynn Resorts determined that Aruze USA, Inc., Universal Entertainment Corporation and Mr. Okada are “unsuitable” under Article VII of the Wynn Resorts articles of incorporation. The Board of Directors was unanimous (other than Mr. Okada) in its determination. The Board of Directors also requested that Mr. Okada resign as a director of Wynn Resorts and recommended that Mr. Okada be removed as a member of the board of directors of Wynn Macau, Limited. In addition, on February 18, 2012, Mr. Okada was removed from the board of directors of Wynn Las Vegas Capital Corp., a wholly owned subsidiary of Wynn Resorts.

Based on the Board of Directors’ finding of “unsuitability,” on February 18, 2012, Wynn Resorts redeemed and canceled Aruze USA, Inc.’s 24,549,222 shares of Wynn Resorts’ common stock. Following a finding of “unsuitability,” Wynn Resorts’ articles of incorporation authorize redemption at “fair value” of the shares held by unsuitable persons. Wynn Resorts engaged an independent financial advisor to assist in the fair value calculation and concluded that a discount to the then current trading price was appropriate because of, among other things, restrictions on most of the shares held by Aruze USA, Inc. under the terms of the Stockholders Agreement (as defined below). Pursuant to the articles of incorporation, Wynn Resorts issued the Redemption Price Promissory Note to Aruze USA, Inc. in redemption of the shares. The Redemption Price Promissory Note has a principal amount of $1.94 billion, matures on February 18, 2022 and bears interest at the rate of 2% per annum, payable annually in arrears on each anniversary of the date of the Redemption Price Promissory Note. Wynn Resorts may, in its sole and absolute discretion, at any time and from time to time, and without penalty or premium, prepay the whole or any portion of the principal or interest due under the Redemption Price Promissory Note. In no instance shall any payment obligation under the Redemption Price Promissory Note be accelerated except in the sole and absolute discretion of Wynn Resorts or as specifically mandated by law. The indebtedness evidenced by the Redemption Price Promissory Note is and shall be subordinated in right of payment, to the extent and in the manner provided in the Redemption Price Promissory Note, to the prior payment in full of all existing and future obligations of Wynn Resorts or any of its affiliates in respect of indebtedness for borrowed money of any kind or nature.

On February 19, 2012, Wynn Resorts filed a complaint in the District Court of Clark County, Nevada against Mr. Okada, Aruze USA, Inc. and Universal Entertainment Corporation, companies controlled by Mr. Okada (the “Okada Parties”), alleging breaches of fiduciary duty and related claims. Wynn Resorts is seeking compensatory and special damages as well as a declaration that it acted lawfully and in full compliance with its articles of incorporation, bylaws and other governing documents. On March 12, 2012, Aruze USA, Inc. and Universal Entertainment Corporation removed the action to the United States District Court for the District of Nevada. On that same date, Aruze USA, Inc. and Universal Entertainment Corporation filed an answer denying the claims and a counterclaim that purports to assert claims against Wynn Resorts, each of the members of Wynn Resorts’ Board of Directors (other than Mr. Okada) and a senior executive of Wynn Resorts. Among other relief, the counterclaim seeks a declaration that the redemption of Aruze USA, Inc.’s shares was void, an injunction restoring Aruze USA, Inc.’s share ownership, damages in an unspecified amount and rescission of the Stockholders Agreement. Wynn Resorts’ claim of February 19, 2012, was removed to federal court by the Okada Parties. On March 29, 2012, Wynn Resorts filed a motion to remand the action to state court and to request an extension to answer. The motion to remand was granted and Wynn Resorts’ request for related attorneys’ fees is fully briefed and pending. When the Court rules on the pending fee motion, the case will be sent back to the state court, which has determined that this action will be coordinated with Mr. Okada’s inspection action (discussed below). The Okada Parties have filed a notice of intent to commence a separate federal securities action for the securities counterclaims previously asserted.

On June 19, 2012, Elaine Wynn responded to Aruze USA’s Counterclaim and asserted a cross claim against Steve Wynn and Kazuo Okada seeking a declaration that (1) any and all of Elaine Wynn’s duties under the January 2010 Stockholders Agreement (the “Stockholders Agreement”) by and among Aruze USA, Steve Wynn, and Elaine Wynn be discharged; (2) the Stockholders Agreement is subject to rescission and is rescinded; (3) the Stockholders Agreement is an unreasonable restraint on alienation in violation of public policy; and/or (4) the restrictions on sale of shares shall be construed as inapplicable to Elaine Wynn. By agreement of the parties, Mr. Wynn’s response to the cross claim is due within 14 days once the final order of remand is entered. The indentures for the Wynn Las Vegas, LLC 2022 Notes and Existing Notes (the “Indentures”) and the Credit Agreement provide that if Steve Wynn, together with certain related parties, in the aggregate beneficially owns a lesser percentage of the outstanding common stock of Wynn Resorts than are beneficially owned by any other person, a change of control will have occurred. If Elaine Wynn prevails in her cross claim, Steve Wynn would not beneficially own or control Elaine Wynn’s shares and a change in control may result under the Company’s debt documents. Under the Indentures, the occurrence of a change of control requires that the Company make an offer (unless the notes have been previously called for redemption) to each holder to repurchase all or any part of such holder’s Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest on the Notes purchased, if any, to the date of repurchase. Under the Wynn Las Vegas Credit Agreement, the occurrence of these same events would constitute a change of control, which would be an event of default and would give the lenders the right to accelerate repayment, and would prevent Wynn Las Vegas from borrowing additional amounts. In addition, if more than $20,000,000 in borrowings are accelerated under the Credit Agreement, that would trigger an event of default under the Indentures.

On February 24, 2012, the board of directors of Wynn Macau, Limited removed Mr. Kazuo Okada from the board.

Wynn Resorts provided the Freeh Report to applicable regulators and law enforcement agencies and intends to cooperate with any related investigation that such regulators or agencies may undertake. The conduct of the Okada Parties and any resulting regulatory investigations could have adverse consequences to Wynn Resorts and its subsidiaries. A finding by regulatory authorities that Mr. Okada violated anti-corruption statutes and/or other laws or regulations applicable to persons affiliated with a gaming licensee on Wynn Resorts’ property and/or otherwise involved Wynn Resorts in criminal or civil violations could result in actions by regulatory authorities against Wynn Resorts. Relatedly, as described below the Salt Lake Regional Office of the U.S. Securities and Exchange Commission (“SEC”) has commenced an informal inquiry into, and other regulators could pursue separate investigations into, Wynn Resorts’ compliance with applicable laws arising from the allegations in the matters described above and in response to litigation filed by Mr. Okada suggesting improprieties in connection with Wynn Resorts’ donation to the University of Macau. While Wynn Resorts believes that it is in full compliance with all applicable laws, any such investigations could result in actions by regulators against Wynn Resorts.

Litigation Commenced by Kazuo Okada and Related Matters

On January 11, 2012, Mr. Okada commenced litigation in the District Court of Clark County, Nevada seeking to compel Wynn Resorts to produce information relating to a donation to the University of Macau, among other things.

In May 2011, Wynn Macau, a majority owned subsidiary of Wynn Resorts, made a commitment to the University of Macau Development Foundation in support of the new Asia-Pacific Academy of Economics and Management. This contribution consists of a $25 million payment made in May 2011 and a commitment for additional donations of $10 million each year for the calendar years 2012 through 2022 inclusive. The pledge was consistent with Wynn Resorts’ long-standing practice of providing philanthropic support for deserving institutions in the markets in which it operates. The pledge was made following an extensive analysis which concluded that the gift was made in accordance with all applicable laws. The pledge was considered by the boards of directors of both Wynn Resorts and Wynn Macau, Limited and approved by 15 of the 16 directors who serve on those boards. The sole dissenting vote was cast by Mr. Kazuo Okada whose stated objection was to the length of time over which the donation would occur, not its propriety.

On February 8, 2012, following Mr. Okada’s lawsuit, Wynn Resorts received a letter from the Salt Lake Regional Office of the SEC requesting that, in connection with an informal inquiry by the SEC, Wynn Resorts preserve information relating to the donation to the University of Macau, any donations by Wynn Resorts to any other educational charitable institutions, including the University of Macau Development Foundation, and Wynn Resorts’ casino or concession gaming licenses or renewals in Macau. Wynn Resorts is cooperating with the Salt Lake Regional Office staff and intends to fully comply with the SEC’s request.

At a hearing on February 9, 2012, the Nevada state court held that, as a director of Wynn Resorts, Mr. Okada had the right to make a reasonable inspection of Wynn Resorts’ corporate books and records. Following the hearing, Wynn Resorts released certain documents to Mr. Okada for his inspection. At a subsequent hearing on March 8, 2012, the court considered Mr. Okada’s request that Wynn Resorts’ Board of Directors make additional documents available to him, and ruled that Mr. Okada was entitled to inspect two additional pages of documents. Wynn Resorts promptly complied with the court’s ruling.

On May 25, 2012, Mr. Okada amended his petition to request inspection of additional records. The Nevada state court ordered Mr. Okada to file a supplemental brief addressing how his requests relate to his duties as a director of Wynn Resorts, and Wynn Resorts was to respond by filing a supplemental brief on the reasonableness of Mr. Okada’s requests. After Mr. Okada filed his supplemental brief, Wynn Resorts moved to depose Mr. Okada prior to having to file its supplemental brief. At a hearing on June 28, 2012, the state court ordered Mr. Okada to appear for a deposition in Las Vegas, Nevada. The parties are currently scheduling the deposition for a September 2012 date.

Related litigation

Six derivative actions have been commenced against Wynn Resorts and all members of its Board of Directors: four in the United States District Court, District of Nevada, and two in the Eighth Judicial District Court of Clark County, Nevada.

The four pending federal actions have been consolidated: (1) The Louisiana Municipal Police Employees’ Retirement System (“LMPERS”), (2) Maryanne Solak, (3) Excavators Union Local 731 Welfare Fund; and (4) Boilermakers Lodge No. 154 Retirement Fund.

The plaintiffs in the federal derivative actions filed a consolidated complaint on August 6, 2012, asserting claims for (1) breach of fiduciary duty; (2) waste of corporate assets; (3) injunctive relief; and (4) unjust enrichment. The claims are against all Wynn Resorts’ directors, including Mr. Okada. The federal derivative plaintiffs claim that the individual defendants breached their fiduciary duties and wasted assets by (a) failing to ensure Wynn Resorts’ officers and directors complied with federal and state laws and Wynn Resorts’ Code of Conduct; (b) voting to allow Wynn Resorts’ subsidiary to make the donation to the University of Macau; and (c) redeeming Aruze USA’s stock such that Wynn Resorts incurs the debt associated with the redemption. The federal plaintiffs seek unspecified compensatory damages, restitution in the form of disgorgement, reformation of corporate governance procedures, an injunction against all future payments related to the donation/pledge, and all fees (attorneys, accountants, and experts) and costs. Per the court’s July 5, 2012 Case Management Order, the parties are to confer regarding a deadline for Wynn Resorts and the directors to respond.

The two state court actions have also been consolidated: (1) IBEW Local 98 Pension Fund; and (2) Danny Hinson. Through a coordination of efforts by all parties, the directors and Wynn Resorts (a nominal defendant) have been served in all of the actions.

The plaintiffs in the state derivative actions filed a consolidated complaint on July 20, 2012 asserting claims for (1) breach of fiduciary duty; (2) abuse of control; (3) gross mismanagement; and (4) unjust enrichment. The claims are against all Wynn Resorts directors, including Okada, as well as Wynn Resorts’ Chief Financial Officer, who signs financial disclosures filed with the SEC. The state derivative plaintiffs claim that the individual defendants failed to disclose to its shareholders the investigation into, and the dispute with director Okada as well as the potential violations of the FCPA related to, the University of Macau Development Foundation donation. Plaintiffs seek monetary damages (compensatory and punitive), disgorgement, reformation of corporate governance procedures, an order directing Wynn Resorts to internally investigate the donation, as well as attorneys’ fees and costs. Wynn Resorts and individual defendants will respond to the consolidated complaint by August 31, 2012.

12. Commitments and Contingencies

Leases and other arrangements

The Company is the lessor under several retail leases and has entered into license and distribution agreements for additional retail outlets. The Company also is a party to joint venture agreements for the operation of one other retail outlet and the Ferrari and Maserati automobile dealership at Wynn Las Vegas.

The following represents the future minimum rentals to be received under the operating leases (amounts in thousands):

Years Ending December 31,
2012	$3,283
2013	2,535
2014	2,287
2015	1,366
2016	1,168
Thereafter	1,165

$11,804

In addition, the Company is the lessee under leases for certain land, buildings and office equipment. At December 31, 2011, the Company was obligated under non-cancellable operating leases, to make future minimum lease payments as follows (amounts in thousands):

Years Ending December 31,
2012	$2,076
2013	1,782
2014	1,740
2015	1,271
2016	1,224
Thereafter	2,821

$10,914

Rent expense for the years ended December 31, 2011, 2010 and 2009 was $16.2 million, $16.1 million and $8.0 million, respectively.

Self-insurance

The Company is covered under a self-insured medical plan up to a maximum of $300,000 per year for each insured person. Amounts in excess of these thresholds are covered by the Company’s insurance programs, subject to customary policy limits. Beginning January 2012, the medical plan covering employees of the Company’s domestic subsidiaries will be fully insured.

Employment Agreements

The Company has entered into employment agreements with several executive officers, other members of management and certain key employees. These agreements generally have three-to five-year terms and typically indicate a base salary and often contain provisions for discretionary bonuses. Certain of the executives are also entitled to a separation payment if terminated without “cause” or upon voluntary termination of employment for “good reason” following a “change of control” (as these terms are defined in the employment contracts).

Litigation

The Company does not have any material litigation as of December 31, 2011.

Sales and Use Tax on Complimentary Meals

In March 2008, the Nevada Supreme Court ruled, in the matter captioned Sparks Nugget, Inc. vs. The State of Nevada Ex Rel. Department of Taxation, that food and non-alcoholic beverages purchased for use in providing complimentary meals to customers and to employees was exempt from sales and use tax. In July 2008, the Court denied the State’s motion for rehearing. Through April 2008, Wynn Las Vegas paid use tax on these items and has filed for refunds for the periods from April 2005 to April 2008. The amount subject to these refunds is $5.4 million.

In January 2012, the Nevada Tax Commission upheld the decision of an Administrative Law Judge (“ALJ”) who ruled that complimentary meals provided to patrons and employees of a Nevada casino operator were retail sales subject to sales tax. The ruling of the ALJ further held that the use tax already paid on such items and sought as refunds should be credited against the sales tax due. Furthermore, the ALJ held that the Nevada Department of Taxation could not assess additional taxes, penalties or interest because its regulations and policies at the time only required the payment of use tax on such complimentary meals. The Company expects that the Nevada Tax Commission ruling will be appealed through the Nevada courts. As of December 31, 2011, the Company has neither recorded a receivable associated with its $5.4 million refund claim nor any sales tax liability for complimentary meals provided to customers and employees.